EGA EMERGING GLOBAL SHARES TRUST

Supplement dated February 4, 2014 to the Summary Prospectus dated August 6, 2013, for EGShares Brazil Infrastructure ETF (Ticker: BRXX)

The investment objective for the EGShares Brazil Infrastructure ETF is revised as follows:

“EGShares Brazil Infrastructure ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Brazil Infrastructure Extended Index (the “BRXX Underlying Index”).”

The following replaces in its entirety the disclosure appearing in the last paragraph under “Principal Investment Strategies”:

“The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the BRXX Underlying Index is concentrated.  The BRXX Underlying Index is a free-float market capitalization-weighted stock market index comprised of 30 leading companies that FTSE determines to be representative of Brazil’s infrastructure industries.”

All references under the sections entitled “Principal Investment Strategies” and “Principal Risks” to “Brazil Infrastructure Underlying Index” are replaced with “BRXX Underlying Index.”